Exhibit 10.1

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of October 24, 2024, is entered into by and among TERRAN ORBITAL CORPORATION, a Delaware corporation (the “Issuer”), the Guarantors (as defined in the Note Purchase Agreement referred to below) identified on the signature pages hereof, the purchasers identified on the signature pages hereof (such purchasers, and the other purchasers party to the below defined Note Purchase Agreement, together with their respective successors and permitted assigns, each individually, a “Purchaser”, and collectively, the “Purchasers”), and WILMINGTON SAVINGS FUND SOCIETY, FSB, as administrative agent and collateral agent for the Purchasers (together with its successors and permitted assigns in such capacity, the “Agent”):

W I T N E S S E T H

WHEREAS, Issuer, the Guarantors from time to time party thereto, the Purchasers and the Agent are parties to that certain Note Purchase Agreement, dated as of August 15, 2024 (the “Existing Note Purchase Agreement,” and the Existing Note Purchase Agreement as amended hereby, the “Note Purchase Agreement”), pursuant to which the Issuer issued and the Purchasers purchased Senior Secured Notes due 2024 in an aggregate original principal amount of $30,000,000 (the “Notes”);

WHEREAS, it is anticipated that the Closing (as defined therein) under that certain Agreement and Plan of Merger, dated as of August 15, 2024 (as amended, restated, supplemented or otherwise modified from time to time pursuant to the terms of the Note Purchase Agreement, the “Acquisition Agreement”), by and among Lockheed Martin, Tholian Merger Sub, Inc., a Delaware corporation and wholly owned Subsidiary of Lockheed Martin, and the Issuer, will occur on or about October 30, 2024;

WHEREAS, the Issuer has requested that the Agent and the Purchasers amend the Existing Note Purchase Agreement to, among other things, extend the Maturity Date upon the terms and conditions set forth herein; and

WHEREAS, upon the terms and conditions set forth herein, the Agent and the Purchasers are willing to amend the Existing Note Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.
Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Existing Note Purchase Agreement.
2.
Amendment to Note Purchase Agreement. The definition of “Maturity Date” in the Existing Note Purchase Agreement is hereby amended to replace “October 25, 2024” with “November 1, 2024”.
3.
Conditions Precedent to Amendment. The effectiveness of this Amendment is conditioned on the receipt by the Agent of a copy of this Amendment, duly executed and delivered by the parties hereto, and the same shall be in full force and effect.

4.
Representations and Warranties. Each of Issuer and the Guarantors hereby represents and warrants to the Agent and the Purchasers as follows:
(a)
The execution, delivery and performance of this Amendment and such Note Party’s obligations hereunder have been duly authorized by all necessary corporate action. This Amendment has been duly executed and delivered by each Note Party. This Amendment constitutes a legal, valid and binding obligation of each Note Party, enforceable against each such Note Party, subject to applicable Debtor Relief Laws or other Laws affecting creditors’ rights generally and subject to general principles of equity.
(b)
No Default or Event of Default has occurred and is continuing as of the date of the effectiveness of this Amendment, and no condition exists which constitutes a Default or an Event of Default, in each case, after giving effect to this Amendment.
(c)
The Note Parties and their Subsidiaries (after giving effect to the Transactions and the incurrence of Indebtedness related thereto and this Amendment) are Solvent on a consolidated basis.
(d)
The representations and warranties of the Note Parties contained in the Note Purchase Agreement and any other Note Documents, in each case, after giving effect to this Amendment, are true and correct in all material respects on and as of the date hereof, except that (x) any such representation and warranty that is qualified by materiality or a reference to Material Adverse Effect is true and correct in all respects on and as of the date hereof and (y) to the extent that any such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (except that any such representation and warranty that is qualified by materiality or by reference to Material Adverse Effect is true and correct in all respects as of such earlier date).
5.
GOVERNING LAW; JURISDICTION; ETC.; WAIVER OF RIGHT TO JURY TRIAL; AND JUDGMENT CURRENCY. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW; JURISDICTION; ETC.; WAIVER OF RIGHT TO JURY TRIAL; AND JUDGMENT CURRENCY SET FORTH IN SECTIONS 12.13, 12.14 AND 12.15 OF THE EXISTING NOTE PURCHASE AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
6.
Counterpart Execution. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment by telefacsimile, email (PDF) or other electronic signature (including but not limited to DocuSign) shall be equally as effective as delivery of an original executed counterpart of this Amendment or such other document or instrument. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

7.
Limited Effect. Except as expressly provided herein, the Note Purchase Agreement and the other Note Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, consent to, or a modification or amendment of any other term or condition of the Note Purchase Agreement or any other Note Document, (b) to prejudice any right or rights which the Agent or the Purchasers may now have or may have in the future under or in connection with the Note Purchase Agreement or the other Note Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Issuer or any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Note Purchase Agreement or the other Note Documents or any rights or remedies arising in favor of the Purchasers, the Agent or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Note Parties, on the one hand, and the Agent or any Purchaser, on the other hand. Without limiting the generality of the foregoing, the execution and delivery of this Amendment shall not constitute a novation of any indebtedness or other obligations owing to the Purchasers or the Agent under the Note Purchase Agreement based on facts or events occurring or existing prior to the execution and delivery of this Amendment.
8.
Release. Each of the Note Parties hereby releases and forever discharges the Agent, the Purchasers and their respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as, the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Note Documents or any of the negotiations, activities, events or circumstances arising out of or related to the Note Documents on or prior to the date of this Amendment, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any of the Note Parties may have or claim to have against any entity within the Lender Group.
9.
Acknowledgment and Reaffirmation. By its execution hereof, each of the Note Parties hereby expressly (a) acknowledges and agrees to the terms and conditions of this Amendment, (b) except as otherwise amended hereby, reaffirms all of its respective covenants and other obligations set forth in the Note Purchase Agreement and the other Note Documents to which it is a party, (c) ratifies and confirms all security interests previously granted by it to the Agent for the benefit of the Secured Parties under the Note Documents, as amended hereby, and (d) acknowledges that its respective covenants and other obligations set forth in the Note Purchase Agreement and the other Note Documents to which it is a party remain in full force and effect as amended hereby.
10.
Entire Agreement. This Amendment, and the terms and provisions hereof, the Existing Note Purchase Agreement and the other Note Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.
11.
Integration. This Amendment, together with the other Note Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
12.
Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

13.
Costs and Expenses. As an inducement to the Agent and the Purchasers entering into this Amendment and as otherwise required under the Note Documents, Issuer hereby agrees to pay, following execution and delivery of this Amendment, all cost and expenses of the Agent and the Purchasers incurred in connection with this Amendment and the matters contemplated herein, including all reasonable attorney’s fees.
14.
Note Document. This Amendment shall constitute a Note Document for all purposes of the Note Purchase Agreement and the other Note Documents. Each reference in the Note Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Note Purchase Agreement in any other Note Document shall be deemed a reference to the Note Purchase Agreement as amended hereby.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

ISSUER:	TERRAN ORBITAL CORPORATION
By:/s/ Marc Bell Name: Marc Bell Title: Chairman and Chief Executive Officer

GUARANTORS:	TERRAN ORBITAL OPERATING CORPORATION

By:/s/ Marc Bell Name: Marc Bell Title: Chairman and Chief Executive Officer
TYVAK NANO-SATELLITE SYSTEMS, INC.

By:/s/ Mark Kula Name: Mark Kula Title: Co-President
PREDASAR CORPORATION

By:/s/ Marc Bell Name: Marc Bell Title: Chairman and Chief Executive Officer

[Signature Page to First Amendment to Note Purchase Agreement]

AGENT:	Wilmington Savings Fund Society, FSB, as Agent
By:/s/ Raye Goldsborough Name: Raye Goldsborough Title: Vice President

[Signature Page to First Amendment to Note Purchase Agreement]

PURCHASERS:	LOCKHEED MARTIN CORPORATION
By:/s/ Casey French Name: Casey French Title: Director, Corporate Development

FP CREDIT PARTNERS II AIV, L.P.,

as a Purchaser

By: FP Credit Partners GP II, L.P.

Its: General Partner

By: FP Credit Partners GP II Management, LLC

Its: General Partner

By:/s/ Scott Eisenberg

Name: Scott Eisenberg

Title: Managing Director

FP CREDIT PARTNERS PHOENIX II AIV, L.P., as a Purchaser

By: FP Credit Partners GP II, L.P.

Its: General Partner

By: FP Credit Partners GP II Management, LLC

Its: General Partner

By:/s/ Scott Eisenberg

Name: Scott Eisenberg

Title: Managing Director

BPC LENDING II LLC
By:/s/ Allan Schweitzer Name: Allan Schweitzer Title: Portfolio Manager

[Signature Page to First Amendment to Note Purchase Agreement]